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                                                                   EXHIBIT 10.20



                             DATED 30TH APRIL 1997
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                           GULFMARK NORTH SEA LIMITED
                    GULF OFFSHORE MARINE INTERNATIONAL INC.
                            (AS PRINCIPAL BORROWERS)

                           GULF OFFSHORE N.S. LIMITED
                          GULF OFFSHORE FAR EAST, INC.
                            (AS PERMITTED BORROWERS)

                          GULFMARK INTERNATIONAL, INC.
                                 (AS GUARANTOR)

                            THE CHASE MANHATTAN BANK
                                  (AS LENDER)

                                    - AND -

                            GULFMARK OFFSHORE, INC.


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                 DEED OF RELEASE AND SUBSTITUTION RELATING TO A
              L.3,300,000 FACILITY AGREEMENT DATED 8TH JULY 1993,
        AS AMENDED AND RESTATED BY AN AGREEMENT DATED 20TH MAY 1994 AND, AS AMENDED AND RESTATED BY AN AGREEMENT DATED 20TH OCTOBER 1995

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                                  PEACHEY & CO
                                   95 ALDWYCH
                                LONDON WC2B 4JF
                               TEL: 0171 316 5200
                               FAX: 0171 316 5222
                                  REF: DAW/TMF


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DEED OF RELEASE AND SUBSTITUTION dated the 30th day of April 1997
MADE BETWEEN:

(1) GULFMARK NORTH SEA LIMITED a company incorporated under the laws of England and having its principal place of business at 10 Charlotte Road, London SW13 9QT England;

(2) GULF OFFSHORE MARINE INTERNATIONAL, INC. a company incorporated under the laws of Panama and having its principal place of business at Comosa Building, Samuel Lewis Avenue, Panama, Republic of Panama;

(3) GULF OFFSHORE N.S. LIMITED a company incorporated under the laws of England and having its principal place of business in the UK at 10 Charlotte Road, London SW13 9QT;

(4) GULF OFFSHORE FAR EAST, INC a company incorporated under the laws of Panama and having its principal place of business at Comosa Building, Samuel Lewis Avenue, Panama, Republic of Panama;

         (Parties 1, 2, 3 and 4 being together referred to as the "Borrowers")

(5) GULFMARK INTERNATIONAL, INC. a company incorporated under the laws of the State of Delaware and having its principal place of business at 5 Post Oak Park, Suite 1170, Houston, Texas 77027 (the "Guarantor");

(6) THE CHASE MANHATTAN BANK having its principal place of business in the UK at Woolgate House, Coleman Street, London, EC2P 2HD; (the "Bank");

(7) GULFMARK OFFSHORE, INC. a company incorporated under the laws of the State of Delaware and having its principal place of business at 5 Post Oak Park, Suite 1170, Houston, Texas 77027 (the "New Guarantor").


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WHEREAS:

(A) Pursuant to an Agreement and Plan of Merger dated 5th December 1996 between the Guarantor, the New Guarantor and others, the Guarantor and New Guarantor have each agreed, inter alia, to enter into a reorganisation and merger (the "Merger") to be completed on or before 31st March 1997 since extended to 30th April 1997 (the "Closing Date");

(B) The Merger provides that the Guarantor's obligations contained in a L.3,300,000 Facility Agreement dated 8th July 1993 as amended and restated by an agreement dated 20th May 1994 and as amended and restated by an agreement dated 20th October 1995 made between the Borrowers, the Guarantor, and the Bank (the "Facility Agreement") and referred to below are to be assumed by the New Guarantor;

(C) As provided for in the Facility Agreement the Guarantor wishes to obtain the Bank and Borrowers' agreement to its release as Guarantor, and replacement by the New Guarantor as detailed below.

NOW IT IS HEREBY AGREED as follows:

1.       GUARANTOR'S RELEASE

1.1 Subject to clause 4.1, in consideration of the covenant entered into by the New Guarantor in clause 2, the Bank and Borrowers hereby irrevocably release and forever discharge the Guarantor from all its obligations contained in, and all its liabilities whatsoever under, the Facility Agreement or any other deed or document supplemental to the Facility Agreement (other than this Deed) on and from the Closing Date.

1.2 Subject to clause 4.1, the Guarantor is, on and as from the Closing Date, released from all its obligations and liabilities in respect of all damages, actions, proceedings,


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         costs, claims, demands and expenses arising from such obligations and liabilities in respect of or arising from or under the terms of the Facility Agreement which such obligations and liabilities shall be assumed by the New Guarantor in accordance with clause 4.1.

2.       NEW GUARANTOR'S COVENANT

2.1 The New Guarantor hereby covenants with the Bank that, as from the Closing Date, it will, throughout the term of the Facility Agreement, duly perform and observe all the Guarantor's covenants and obligations in accordance with the terms contained therein and specifically acknowledges its obligations as Guarantor under the Facility Agreement and the terms and provisions of the guarantee contained in clause 22 thereof.

3.       NEW GUARANTOR'S  REPRESENTATIONS

3.1 Clauses 16.1, 16.2 and 16.3 of the Facility Agreement are deemed to be incorporated herein save that the New Guarantor shall be deemed to be included within the definition of "Obligors". All other terms are defined as in the Facility Agreement.

4.       ACCRUED RIGHTS

4.1 Nothing in this Deed shall waive or be deemed to waive any breach of the obligations of the Guarantor which may have occurred prior to the Closing Date but, for the avoidance of doubt, all damages, actions, proceedings, costs, claims, demands and expenses arising from any accrued right of action already vested in any of the Bank and the Borrowers at the date hereof shall also be assumed by the New Guarantor.

4.2 Save as provided herein, the provisions of the Facility Agreement shall remain in full force and effect as if the New Guarantor were party to the Facility Agreement.



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5.       FEES AND COSTS

5.1 The New Guarantor agrees to pay all fees and expenses reasonably incurred (including but not limited to legal fees) in connection with the negotiation and execution of this Deed and all other documents reasonably required by the Bank in connection therewith.

6.       LAW & JURISDICTION

6.1 Clause 38 of the Facility Agreement is deemed to be incorporated herein save that the New Guarantor shall be deemed to be included within the definition of "Obligor". All other terms are as defined in the Facility Agreement.

7.       COUNTERPARTS

7.1 This deed may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties have executed this Deed the day and year first before written.



Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULFMARK           )
NORTH SEA LIMITED                       )




Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
MARINE INTERNATIONAL INC.               )




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Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
N.S. LIMITED                            )




Executed as a Deed                      )
by /s/ BRUCE A. STREETER                )
                                        )
for and on behalf of GULF OFFSHORE      )
FAR EAST, INC.                          )




Executed as a Deed                      )
by /s/ FRANK R. PIERCE                  )
                                        )
for and on behalf of GULFMARK           )
INTERNATIONAL, INC.                     )




Executed as a Deed                      )
by /s/ JAMES G. HAYNES                  )
                                        )
for and on behalf of THE CHASE          )
MANHATTAN BANK                          )




Executed as a Deed                      )
by /s/ FRANK R. PIERCE                  )
                                        )
for and on behalf of GULFMARK           )
OFFSHORE, INC.                          )



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